SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 20, 1997



                             ITT INDUSTRIES, INC.

                           (Exact name of registrant
                         as specified in its charter)


         Indiana                  1-5627                13-5158950

         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)          Identification No.)
         incorporation)



              4 West Red Oak Lane, White Plains, New York   10604
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (914) 614-2000


                            Exhibit Index on Page 3

Item 5.  Other Events.

         On April 21, 1997, ITT Industries, Inc. (the "Corporation"), George Aquisition, Inc., a direct, wholly-owned subsidiary of the Corporation ("Purchaser"), and Goulds Pumps, Incorporated ("Goulds") announced that they had entered into an Agreement and Plan of Merger providing, subject to the terms and conditions set forth therein, for Purchaser to make an offer (the "Offer") to acquire all the outstanding shares of common stock, par value $1.00 per share, of Goulds, and following the consummation of the Offer, for the merger of Purchaser with and into Goulds. Copies of the press release and the Agreement and Plan of Merger are attached as Exhibits hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  (2) Agreement and Plan of Merger, dated as of April 20, 1997, among the Corporation, Purchaser and Goulds.

                  (99)    Press Release.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ITT INDUSTRIES, INC.



Date:  April 22, 1997                      By:/s/Robert W. Bejcke
                                              Name: Robert W. Bejcke
                                              Title: Vice President

                               Index to Exhibits




Exhibit Number               Description

   (2) Agreement and Plan of Merger, dated as of April 20, 1997, among the Corporation, Purchaser and Goulds.

   (99)                      Press Release